FIRST AMENDMENT TO PROMISSORY NOTE GIVEN BY
                  LABORATORY CORPORATION OF AMERICA HOLDINGS TO
                   ROCHE HOLDINGS INC. DATED DECEMBER 30, 1996


        This First Amendment shall document the agreement to amend the above-referenced Promissory Note (the "Note") as follows:

               The Maturity Date set forth in the Note shall be extended from March 31, 1997 to March 31, 1998.

        Except as expressly modified above, all terms and conditions set forth in the Note shall remain unchanged and in full force and effect.

        Agreed to and accepted:

                          ROCHE HOLDINGS INC.

                          By:/s/ HENRI MEIER
                             ------------------------------
                                 Henri Meier

                          LABORATORY CORPORATION OF AMERICA
                            HOLDINGS

                          By:/s/ WESLEY R. ELINGBURG
                             ------------------------------
                                 Wesley R. Elingburg

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